UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 18, 2005

TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
SIGNATURE

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
     TRW Automotive Holdings Corp. (the “Company”) and its wholly owned subsidiaries, TRW Automotive Inc. (“TAI”) and TRW Automotive Intermediate Holdings Corp. (“Intermediate”), and certain of the Company’s foreign subsidiaries are parties to a Fourth Amended and Restated Credit Agreement dated as of December 17, 2004 with the lenders party thereto and JPMorgan Chase Bank, as administrative agent, Bank of America, N.A. and Goldman Sachs Credit Partners L.P., as co-syndication agents, and Credit Suisse First Boston and The Bank of Nova Scotia, as co-documentation agents. The amended and restated credit agreement provided for the borrowing of up to an additional $300 million in incremental extensions of credit.
     On November 18, 2005, TAI entered into an Incremental Facility Amendment under the amended and restated credit agreement providing for the borrowing of $300 million as the new tranche B-2 term loan (the “Incremental Credit Facility”). The entire $300 million of the Incremental Credit Facility was funded on November 18, 2005. TAI intends to use the proceeds thereof for general corporate purposes and for the possible future retirement or repurchase of debt securities. The Incremental Credit Facility will mature on June 30, 2012. Borrowings under the Incremental Credit Facility, like the other facilities under the amended and restated credit agreement, will bear interest at a rate equal to an applicable margin plus, at TAI’s option, either (a) a base rate determined by reference to the higher of (1) JPMorgan Chase Bank’s prime rate and (2) the federal funds rate plus 1/2 of 1% or (b) a LIBOR or a eurocurrency rate determined by reference to the costs of funds for deposits in the currency of such borrowing for the interest period relevant to such borrowing adjusted for certain additional costs. The Incremental Credit Facility initially will be priced at LIBOR plus 1.50%. The applicable margin on the Incremental Credit Facility will be subject to a leverage-based grid. The Incremental Credit Facility will amortize in equal quarterly installments in an amount equal to 1% per annum commencing March 31, 2006 and in one final installment on the maturity date.
     The guarantees, security provisions, events of default and covenants of the Incremental Credit Facility are the same as those of the other facilities under the amended and restated credit agreement, which are described further in the Company’s Form 8-K filed December 22, 2004.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.

Dated: November 18, 2005	By:	/s/ Joseph S. Cantie

Joseph S. Cantie Executive Vice President and Chief Financial Officer